                                                                   Exhibit 10.81

                            SHARED SECURITY AGREEMENT

            SHARED SECURITY AGREEMENT dated as of February 25, 2002, between PANAMSAT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (together with any successor Borrower under the below-referenced Credit Agreement, the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and THE BANK OF NEW YORK, a New York banking corporation, as collateral trustee (in such capacity, together with its successors in such capacity, the "Collateral Trustee") for the Secured Parties (as defined below).

            The Borrower is party to (a) a Credit Agreement dated as of February [__], 2002 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the lenders or other financial institutions or entities from time to time parties thereto (the "Lenders) and Credit Suisse First Boston, as Administrative Agent (the "Administrative Agent"), and (b) an Indenture dated as of January 16, 1998 (as modified and supplemented and in effect from time to time, the "Senior 1998 Notes Indenture") between the Borrower and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Indenture Trustee), pursuant to which the Borrower has issued 6% Notes due 2003, 6-1/8% Notes due 2005, 6-3/8% Notes due 2008, and 6-7/8% Debentures due 2028 in an aggregate outstanding principal amount of $750,000,000 as of the date hereof (the "Senior 1998 Notes" and, collectively with the Senior 1998 Notes Indenture, the "Senior 1998 Notes Documents"). In addition, the Borrower may from time to time be obligated to various of said Lenders (or their affiliates) in respect of one or more Hedging Agreements (as defined in the Intercreditor and Collateral Trust Agreement referred to below).

            Pursuant to the provisions of the Senior 1998 Notes Indenture, the Borrower may not, and may not permit any of its Restricted Subsidiaries (as defined in the Senior 1998 Notes Indenture) to, secure the Credit Agreement Obligations (as defined in the Intercreditor and Collateral Trust Agreement referred to below) with a lien on any Principal Property (as defined in the Senior 1998 Notes Indenture) or any shares of capital stock or indebtedness of the Borrower or any such Restricted Subsidiary (such Principal Property, shares and indebtedness being herein collectively referred to as the "Shared Property") without equally and ratably securing the Senior 1998 Notes Obligations (as defined in the Intercreditor and Collateral Trust Agreement referred to below). In that connection, the Obligors, the Administrative Agent, the Indenture Trustee and the Collateral Trustee have entered into an Intercreditor and Collateral Trust Agreement (the "Intercreditor and Collateral Trust Agreement") pursuant to which the Obligors have requested the Collateral Trustee to act as collateral trustee, and the Collateral Trustee has agreed to so act as such collateral trustee, to enable the Borrower to comply with the provisions of the Senior 1998 Notes Indenture.

            It is a condition precedent to the Lenders' obligations to make loans and issue letters of credit under the Credit Agreement that the Obligors grant liens on the Shared Property to secure the Credit Agreement Obligations and the Senior 1998 Notes Obligations. In order, inter alia, to effectuate such liens insofar as relating to the Subsidiary Guarantors, the Subsidiary Guarantors have entered into a Guarantee Agreement pursuant to which they have guaranteed the Credit Agreement Obligations and the Senior 1998 Notes Obligations.

            Accordingly, to induce the Lenders to make loans and issue letters of credit under the Credit Agreement, and to enter into Hedging Agreements from time to time with the Borrower, and to equally and ratably secure the Senior 1998 Notes Obligations and the Credit Agreement Obligations, the parties hereto hereby agree as follows:

            Section 1. Definitions.

            (a) Defined Terms. Terms defined in the Intercreditor and Collateral Trust Agreement are used herein as defined therein. The terms "Instrument", "Investment Property", "Proceeds" and "Software" shall have the meanings assigned to such terms in Article 9 of the UCC. The term "Financial Assets" shall have the meanings assigned to such terms in Article 8 of the UCC. In addition, as used herein, the following terms shall have the following respective meanings:

            "Collateral" has the meaning assigned to such term in Section 3.

            "Equity Collateral" has the meaning assigned to such term in Section 3.01(d).

            "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

            "Foreign Subsidiary" means any Subsidiary of the Borrower that is not organized under the laws of any jurisdiction within the United States of America.

            "Intellectual Property" means all copyrights, patents and trademarks of the Obligors, together with (i) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (ii) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (iii) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (iv) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (v) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (vi) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor (other than FCC Licenses); and (vii) all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.

            "Issuers" means, collectively, (i) the respective Restricted Subsidiaries identified beneath the names of the Obligors in Annex 3 under the caption "Issuer" and (ii) each other Person that shall at any time be a Restricted Subsidiary.

            "Pledged Debt" means any indebtedness of any Restricted Subsidiary held by any Obligor, including any promissory notes or other instruments evidencing any of such indebtedness.

            "Pledged Equity" has the meaning assigned to such term in Section 3.01(d).

            "Shared Collateral Account" has the meaning assigned to such term in
      Section 4.01.

            "Special Purpose Foreign Subsidiary" means a Foreign Subsidiary that
      (a) is a Restricted Subsidiary, (b) has no significant assets other than
      (i) one or more transponders transferred by the Borrower or its Restricted Subsidiaries to such Foreign Subsidiary, (ii) uplink and customer service center(s), and (iii) sales office equipment and contracts relating to such Foreign Subsidiary's sale office or to the sale or lease of transponder capacity, (c) conducts no business other than the ownership of such transponders and the sale of transponder capacity or services to third party customers, (d) has been designated as a "Special Purpose Foreign Subsidiary" for purposes of the Credit Agreement in a notice by the Borrower delivered to the Administrative Agent and the Collateral Trustee (which notice shall include a certification of a Financial Officer to the effect that the foregoing conditions of this definition have been satisfied with respect to such Foreign Subsidiary).

            (b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns,
(c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            Section 2. Representations and Warranties. Each Obligor represents and warrants to the Secured Parties that:

            (a) Title and Priority. Such Obligor has rights in the Collateral in which it purports to grant a security interest pursuant to Section 3.01 (or has the power to transfer rights in such Collateral to the Collateral Trustee) and no Lien exists or will exist upon such Collateral at any time, except for Liens permitted under Section 6.02 of the Credit Agreement and except for the security interest in favor of the Secured Parties created pursuant hereto. The security interest created pursuant hereto constitutes a valid and perfected security interest in the Collateral in which such Obligor purports to grant a security interest pursuant to Section 3.01 to the extent the same may be perfected by filing, possession or control under the Uniform Commercial Code (except for any period during which such security interests is not required to be perfected hereunder), subject to no equal or prior Lien except as expressly permitted by Section 6.02 of the Credit Agreement.

            (b) Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Obligor as of the date hereof are correctly set forth in Annex 1. In addition, as of the date hereof, Annex 1 correctly specifies the place of business of each Obligor or, if such Obligor has more than one place of business, the location of the chief executive office of such Obligor.

            (c) Changes in Circumstances. Such Obligor has not (i) within the period of four months prior to the date hereof, changed its "location" (as defined in Section 9-307 of the UCC), (ii) except as specified in Annex 1, heretofore changed its name, or (iii) except as specified in Annex 2, heretofore become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.

            (d) Status of Pledged Equity. The Pledged Equity as of the date of delivery of any such Pledged Equity represented by certificated securities and as of the date hereof for all other Pledged Equity identified under the name of such Obligor in Annex 3 is, and all other Pledged Equity in which such Obligor shall hereafter grant a security interest pursuant to
      Section 3.01 will be, duly
      authorized, validly existing, fully paid and non-assessable (in the case of any equity interest in a domestic corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and, except as set forth in Annex 5 and as otherwise permitted by the Credit Agreement, none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational document of the respective Issuer of such Pledged Equity, upon the transfer of such Pledged Equity (except for any such restriction contained herein or in the Credit Agreement).

            (e) No Other Stock. The Pledged Equity identified under the name of such Obligor in Annex 3 constitutes all of the issued and outstanding shares of capital stock, partnership or other ownership interest of any class or character of the Issuers (and, in the case of Foreign Subsidiaries, 65% of the voting stock thereof and 100% of any other capital stock thereof) beneficially owned by such Obligor on the date hereof (whether or not registered in the name of such Obligor) and Annex 3 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Equity and (in the case of any corporate Issuer) the respective class and par value of the shares constituting such Pledged Equity and the respective number of shares (and registered owners thereof) represented by each such certificate (other than any such shares that are not evidenced by a certificate).

            Section 3.01 Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, each Obligor hereby pledges and grants to the Collateral Trustee, for the benefit of the Secured Parties as hereinafter provided, a security interest in all of such Obligor's right, title and interest in, to and under the following property, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all, subject to the exclusions in Section 3.02, being collectively referred to herein as the "Collateral"):

            (a) the Satellites and associated equipment, including all ground segment equipment for tracking, telemetry, control and monitoring of the Satellites located at any TT&C Station;

            (b) any agreements relating to any of the Satellites or associated equipment referred to in the foregoing clause (a) (including any agreement for the purchase of any Satellite and any policy of insurance covering risk of loss or damage to any Satellite);

            (c) the Pledged Debt;

            (d) the shares of common and preferred stock of, or partnership and other ownership interest in, the Issuers identified in Annex 3 under the name of such Obligor and all other shares of capital stock, or partnership and other ownership interest, of whatever class or character of any Issuer, now or hereafter owned by such Obligor, and all certificates evidencing the same (collectively, the "Pledged Equity"), together with, in each case:

                  (i) all shares, securities, moneys or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity; and

                  (ii) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under any Debt Instrument, in the event of any consolidation or merger in which an Issuer is not the surviving entity, all ownership interests of any class or character of the successor entity (unless such successor entity is such Obligor itself) formed by or resulting from such consolidation or merger (the Pledged Equity, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to this clause (ii) and clause (i) above being herein collectively called the "Equity Collateral");

            (e) all Software and Intellectual Property to the extent necessary for the proper telemetry, tracking, control and monitoring of the Satellites;

            (f) the Shared Collateral Account and the balance from time to time therein; and

            (h) all Proceeds (including all proceeds of insurance), products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor;

provided that (i) in the case of any of the foregoing that consists of general or limited partnership interests in a general or limited partnership, the security interest hereunder shall be deemed to be created only to the maximum extent permitted under the applicable organizational instrument pursuant to which such partnership is formed, and (ii) in the case of any of the foregoing that consists of capital stock or other ownership interests in any Foreign Subsidiary (other than a Special Purpose Foreign Subsidiary), the security interest hereunder shall be limited to 65% of the voting stock of such Subsidiary and 100% of any other capital stock of such Subsidiary (or such greater percentage of such stock of such Foreign Subsidiary as shall be agreed to by the Obligors pursuant to the requirements of Section 5.11 of the Credit Agreement).

            Section 3.02 Excluded Property. Notwithstanding the foregoing, the Collateral shall not include any property (i) to the extent such property is prohibited from being assigned or encumbered by a Lien under any agreement related thereto (including any agreement relating to Indebtedness incurred to finance such property and permitted under Section 6.01(i) of the Credit Agreement) and such prohibition is not overridden by the applicable provisions of the UCC, (ii) in the definition of "Property" in any Mortgage made in favor of or to be made in favor of the Collateral Trustee, (iii) shares of stock or other equity interests of the Borrower or any of its Restricted Subsidiaries in any Joint Venture or Unrestricted Subsidiary (but only to the extent that a pledge of such shares of stock pursuant to the Security Documents is prohibited by such Person's organizational documents, or by an agreement or other instrument to which such Person is a party, and the existence of such prohibition has been demonstrated to the satisfaction of the Administrative Agent and the Administrative Agent has so advised the Collateral Trustee), (iv) all real property, other than any real property on which any tracking, telemetry, control and monitoring or teleport facility of the Borrower or any of its Restricted Subsidiaries is situated and (v) property as to which the Borrower has demonstrated to the satisfaction of the Administrative Agent (and as to which the Administrative Agent has so advised the Collateral Trustee), that the expense, tax or regulatory consequences or difficulty of subjecting such property to the Lien of the Security Documents would not, in light of the benefits that would accrue to the Lenders, justify such property being so subject to such Lien.

            In addition, to the extent that any Person shall enter into or be a party to a Hedging Agreement with the Borrower at the time that such Person (or an affiliate thereof) is a Lender under the Credit Agreement, such Hedging Agreement shall cease to be entitled to the benefits of this Agreement in the event that such Lender assigns all of its loans and commitments under the Credit Agreement and is no longer a Lender under the Credit Agreement.

            Section 4. Cash Proceeds of Collateral.

            4.01 Shared Collateral Account. The Collateral Trustee will cause to be established at a banking institution to be selected by the Collateral Trustee a cash collateral account (the "Shared Collateral Account"), which

            (i) to the extent of all Investment Property or Financial Assets (other than cash) shall be a "securities account" (as defined in Section 8-501 of the UCC) in respect of which the Collateral Trustee shall be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC)) and

            (ii) to the extent of any cash, shall be a Deposit Account in respect of which the Collateral Trustee is the customer (as contemplated by 9-104(a)(3) of the UCC), in each case into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Collateral Trustee pursuant hereto and into which the Obligors may from time to time deposit any additional amounts that any of them wishes to pledge to the Collateral Trustee for the benefit of the Secured Parties as additional collateral security hereunder or that, as provided in Section 2.10(b)(i) or 2.10(b)(iii)(B) of the Credit Agreement, the Borrower is required to pledge as additional security for the Secured Obligations. The balance from time to time in the Shared Collateral Account shall constitute part of the Collateral hereunder and shall remain in the Shared Collateral Account until such time as either (A) the Administrative Agent shall direct the Collateral Trustee to remit the same for Reinvestment by the Borrower or its Subsidiaries (in which event the Collateral Trustee shall so remit the same to the Borrower), (B) the Borrower shall direct that such amounts be applied to the payment of the Secured Obligations in the manner specified in Section 5.09 or
(C) following the occurrence and during the continuance of an Event of Default, the Administrative Agent or, to the extent provided in Section 3.03(b) of the Intercreditor and Collateral Trust Agreement, the Requisite Secured Parties, shall direct that such amounts be applied to the payment of the Secured Obligations in the manner specified in Section 5.09. The balance from time to time in the Shared Collateral Account shall be subject to withdrawal only as provided herein.

            In connection with the foregoing, the Obligors agree to execute and deliver such control agreements with the Collateral Trustee and the banking institution at which such the Shared Collateral Account is to be established to the extent requested by the Administrative Agent to perfect the security interest therein created hereunder.

            4.02 Proceeds. Each Obligor agrees that, at any time after the occurrence and during the continuance of an Event of Default, and upon the request of the Administrative Agent, if the proceeds of any Collateral hereunder shall be received by it, such Obligor shall as promptly as possible deposit such Proceeds into the Shared Collateral Account. Until so deposited, following any such request all such Proceeds shall be held in trust by such Obligor for and as the property of the Collateral Trustee and shall not be commingled with any other funds or property of such Obligor. Notwithstanding the foregoing, if at any time any Obligor receives Proceeds from a Casualty Event or a Disposition affecting Shared Property, such Obligor shall as promptly as possible deposit such Proceeds into the Shared Collateral Account.

            4.03 Investment of Balance in Shared Collateral Account. The cash balance standing to the credit of the Shared Collateral Account shall be invested from time to time in such Permitted Investments as the respective Obligor through the Borrower (or, after the occurrence and during the continuance of an Event of Default, the Collateral Trustee at the written direction of the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Collateral Trustee (and credited to the Shared Collateral Account), provided that at any time after the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall (if instructed by the Borrower or the Administrative Agent or, to the extent provided in Section 3.03(b) of the Intercreditor and Collateral Trust

Agreement, the Requisite Secured Parties) at any time and from time to time liquidate any such Permitted Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09.

            Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3.01, the Obligors hereby jointly and severally agree with the Collateral Trustee for the benefit of the Secured Parties as follows:

            5.01 Delivery and Other Perfection. Each Obligor shall:

            (a) if any of the shares, securities, moneys or property required to be pledged by such Obligor under Section 3.01(d) are received by such Obligor, forthwith either (x) transfer and deliver to the Collateral Trustee such shares or securities so received by such Obligor (together with the certificates for any such shares, if any, and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Collateral Trustee, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clause (d), provided that the Obligors need not deliver certificates evidencing any equity interest in a Foreign Subsidiary if (i) in the case of any Foreign Subsidiary in existence on the date hereof, such certificates cannot on the date hereof be located, so long as the Borrower agrees with the Administrative Agent to cause such certificates accompanied by undated stock powers or endorsements executed in blank to be delivered within 30 days of the date hereof, or such longer period, but not in any event longer than 90 days, as shall be satisfactory to the Administrative Agent or (ii) such equity interests are uncertificated or, under applicable law, may not be held in New York;

            (b) deliver and pledge to the Collateral Trustee any and all Instruments constituting part of the Collateral in which such Obligor purports to grant a security interest hereunder relating to amounts exceeding $5,000,000 (unless an Event of Default shall have occurred and be continuing, in which case the foregoing threshold limit shall not apply), endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Trustee or the Administrative Agent may request; provided that so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any such Instruments received by such Obligor in the ordinary course of business and the Collateral Trustee shall, promptly upon the request of such Obligor through the Borrower, make appropriate arrangements for making any such Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Trustee or the Administrative Agent, against trust receipt or like document);

            (c) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consent or other papers, and take such other action, as may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect, validate or preserve the priority of the security interest granted pursuant hereto or to enable the Collateral Trustee to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, but only while an Event of Default has occurred and is continuing, causing any or all of the Equity Collateral to be transferred of record into the name of the Collateral Trustee or its nominee (and the Collateral Trustee agrees that if any Equity Collateral is transferred into its name or the name of its nominee, the Collateral Trustee will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Equity Collateral pledged by such Obligor hereunder), provided that (i) unless and until an Event of Default shall have occurred and be continuing, such Obligor shall not be required to take action to perfect the security interest of the Collateral Trustee in any Deposit Account (other than the Shared Collateral Account) constituting any part of the Collateral hereunder and (ii) this clause (c) shall not be applicable to Instruments (as to which clause (b) above shall be applicable);

            (d) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Trustee or the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and

            (e) permit representatives of the Administrative Agent and the Collateral Trustee, upon reasonable prior notice, to visit and inspect its properties, to examine and make abstracts from its books and records pertaining to the Collateral and forward to the Collateral Trustee copies of any notices or communications received by such Obligor with respect to the Collateral, and (at any time following the occurrence and during the continuance of an Event of Default) permit representatives of the Administrative Agent and the Collateral Trustee to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, all in such manner as the Administrative Agent may require.

The parties hereto recognize that the Uniform Commercial Code does not as of the date hereof expressly address the perfection of security interests in Satellites. The Obligors agree that, in the event that there is a change in applicable law that provides for the recognition of the perfection of security interests in orbiting Satellites, the Obligors shall take such action as shall be requested by the Administrative Agent to perfect the security interest granted in accordance with Section 3.01 with respect to orbiting Satellites.

            5.02 Other Financing Statements and Liens. Except with respect to Liens permitted under Section 6.02 of the Credit Agreement, without the prior written consent of the Collateral Trustee (granted with the authorization of the Administrative Agent), no Obligor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Trustee is not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any Person other than the Collateral Trustee to have "control" (as defined in Section 9-106 of the UCC) of any Investment Property constituting part of the Collateral.

            5.03 Preservation of Rights. No Secured Party shall be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

            5.04 Special Provisions Relating to Equity Collateral.

            (1) Percentage Pledged. The Obligors will cause the Equity Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding held by the Obligors, provided that in the case of any Issuer that is a Foreign Subsidiary (other than a Special Purpose Foreign Subsidiary), the Obligors shall only be required to pledge 65% of the total number of shares of the voting stock of each such Issuer then issued and outstanding (to the extent held by them) and 100% of the total number of shares of all other classes of capital stock of each such Issuer then issued and outstanding (to the extent held by them), or such greater percentage of such stock of such Foreign Subsidiary as shall be agreed to by the Obligors pursuant to the requirements of Section 5.11 of the Credit Agreement.

            (2) Voting and Other Rights. So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Equity Collateral for all purposes not inconsistent with the terms of any Debt Instrument or any other instrument or agreement referred to herein or therein, provided that the Obligors jointly and severally agree that they will not vote the Equity Collateral in any manner that is inconsistent with the terms of any Debt Instrument or any such other instrument or agreement; and the Collateral Trustee shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(2).

            (3) Dividends, Etc. Unless and until an Event of Default has occurred and is continuing and the Administrative Agent shall have made a request therefor to the Borrower, the Obligors shall be entitled to receive and retain any dividends, distributions or proceeds in respect of the Equity Collateral.

            (4) Rights Following Default. If any Event of Default shall have occurred and the Collateral Trustee shall have made a request therefor to the Borrower, then so long as such Event of Default shall continue, and whether or not the Collateral Trustee or any Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under any Debt Instrument or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Equity Collateral shall be paid directly to the Collateral Trustee and retained by it in the Shared Collateral Account as part of the Equity Collateral, subject to the terms of this Agreement, and, if the Collateral Trustee shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Collateral Trustee appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Collateral Trustee shall, upon the request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Trustee to the Obligors.

            5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) each Obligor shall, upon the request of the Collateral Trustee, assemble the Collateral owned by it to the extent commercially reasonable at such place or places, reasonably convenient to both the Collateral Trustee and such Obligor, designated in such request;

            (b) the Collateral Trustee may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

            (c) the Collateral Trustee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Trustee were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

            (d) the Collateral Trustee in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

            (e) the Collateral Trustee may, upon ten Business Days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Collateral Trustee, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such

      Collateral, at such place or places as the Collateral Trustee deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09.

            The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Collateral Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

            5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency.

            5.07 Removals, Etc. Without at least 30 days' prior written notice to the Collateral Trustee and the Administrative Agent, no Obligor shall change its "location" (as defined in Section 9-307 of the UCC) or change its name from the name shown as its current legal name in Annex 1.

            5.08 Private Sale. None of the Secured Parties shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner and otherwise in compliance with the UCC. Each Obligor hereby waives any claims against any Secured

Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Trustee accepts the first offer received and does not offer the Collateral to more than one offeree.

            5.09 Application of Proceeds. Except as otherwise herein expressly provided, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Trustee under Section 4 or this Section 5, shall be applied by the Collateral Trustee in the manner set forth in the Intercreditor and Collateral Trust Agreement; provided however that if the Intercreditor and Collateral Trust Agreement shall not be in effect, such Proceeds and cash shall be applied by the Collateral Trustee as follows:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and each other Secured Party and the fees and expenses of such Person's counsel, and all expenses incurred and advances made by the Administrative Agent or such other Secured Party in connection therewith;

            Second, after and giving effect to the payment in full of the Secured Obligations referred to in clause first above, to the payment in full of the Credit Agreement Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the holders of the Credit Agreement Obligations may otherwise agree; and

            Finally, after payment in full of all Secured Obligations and the termination of all of the commitments and letters of credit under the Credit Agreement, to the applicable Obligor or its successors or assigns, as its interests may appear.

            5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Trustee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Trustee is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Collateral Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Trustee shall be entitled under this Section 5 to make collections in respect of the Collateral, the Collateral Trustee shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            5.11 Perfection at Closing. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (i) other than for any property excluded from the Collateral pursuant to Section 3.02, file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3.01, and
(ii) deliver to the Collateral Trustee all certificates identified in Annex 3, accompanied by undated stock powers duly executed in blank, and, to the extent required under Section 5.01(b), all promissory notes and other instruments evidencing any Pledged Debt identified in Annex 4 (provided that the Obligors need not deliver certificates evidencing any equity interest in a Foreign Subsidiary if in the case of any Foreign Subsidiary in existence on the date hereof, such certificates cannot on the date hereof be located, so long as the Borrower agrees with the Administrative Agent to cause such certificates accompanied by undated stock powers or endorsements executed in blank to be delivered within 30 days of the date hereof, or such longer period, but not in any event longer than 90 days, as shall be satisfactory to the Administrative Agent).

            Without limiting the foregoing, each Obligor consents that Uniform Commercial Code financing statements may be filed describing the Collateral as set forth in Section 3. Notwithstanding the foregoing, unless and until an Event of Default shall have occurred and be continuing, no Obligor shall be required to take action to perfect the security interest in any Deposit Account of such Obligor constituting part of the Collateral other than in respect of the Shared Collateral Account.

            5.12 Termination. This Agreement and the security interests granted hereby shall cease to be effective

            (a) with respect to the Senior 1998 Notes Obligations on the earlier of the date (i) on which all the Senior 1998 Notes shall have been paid to the holders thereof and (ii) that is ten days after the provisions of the Senior 1998 Notes Indenture that require equal and ratable security shall be held to be invalid, void or unenforceable by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review and

            (b) when all of the Credit Agreement Obligations have been paid in full and the commitments and letters of credit under the Credit Agreement have terminated, and the Administrative Agent has given written notification thereof to the Collateral Trustee, or when the Administrative Agent shall have authorized the release of the Liens created hereunder and the termination of this Agreement pursuant to Section 7 of the Intercreditor and Collateral Trust Agreement,

whereupon, in the case of the foregoing clause (b), the Collateral Trustee shall
(x) forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and (y) execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral; provided however that any release of such Pledgor or any Collateral after the occurrence and during the continuance of a Triggering Event (as defined in the Intercreditor and Collateral Trust Agreement) shall be subject to the prior approval of the Requisite Secured Parties.

            5.13 Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Collateral Trustee, such Obligor will execute and deliver such further documents and do such other acts and things as the Collateral Trustee may reasonably request in order fully to effect the purposes of this Agreement.

            Section 6. Miscellaneous.

            6.01 Notices. All notices and other communications provided for herein (a) to the Obligors, the Administrative Agent, the Indenture Trustee or the Collateral Trustee shall be in writing and shall be delivered to the intended recipient as specified in Section 8.03 of the Intercreditor and Collateral Trust Agreement and shall be deemed to have been given at the times specified in said Section 8.03, (b) to the Credit Agreement Secured Parties, shall be delivered to the Administrative Agent as provided above and (c) to the holders from time to time of the Senior 1998 Notes, shall be delivered to the Indenture Trustee as provided above.

            6.02 No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Collateral Trustee, subject to any consents required in accordance with Section 7.03 of the Intercreditor and Collateral Trust Agreement (or, if the Intercreditor and Collateral Trust Agreement shall not be in effect, Section 9.02 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Parties, each holder of any of the Secured Obligations and each Obligor.

            6.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Secured Parties and each holder of any of the Secured Obligations (provided however that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Trustee and the Administrative Agent).

            6.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            6.06 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            6.07 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            6.08 Certain Regulatory Requirements. Any provision contained herein to the contrary notwithstanding, no action shall be taken hereunder by the Collateral Trustee or any Secured Party with respect to any item of Collateral unless and until all applicable requirements (if any) of the FCC under the Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, as well as any other federal, state or local laws, rules and regulations of other regulatory or governmental bodies applicable to or having jurisdiction over the Obligors (or any entity under the control of the Obligors), have been satisfied with respect to such action and there have been obtained such consents, approvals and authorizations (if any) as may be required to be obtained from the FCC and any other governmental authority under the terms of any license or operating right held by the Obligors (or any entity under the control of the Obligors).

            Without limiting the generality of the foregoing, the Collateral Trustee (on behalf of itself and the Secured Parties) hereby agrees that (a) voting and consensual rights in the ownership interest of any Obligor (the "Pledged Interest") will remain with the holders of such voting and consensual rights upon and following the occurrence of an Event of Default unless and until any required prior approvals of the FCC to the transfer of such voting and consensual rights to the Collateral Trustee shall have been obtained; (b) upon the occurrence of any Event of Default and foreclosure of the Pledged Interest pursuant to this Agreement there will be either a private or public sale of the Pledged Interests; and (c) prior to the exercise of voting or consensual rights by the purchaser at any such sale, the prior consent of the FCC pursuant to 47 U.S.C. ss.310(d) will be obtained, , as well as such licenses, approvals, authorizations and consents as may be required by the U.S. Department of State pursuant to the International Traffic in Arms Regulations and the U.S. Department of Commerce pursuant to the Export Administration Regulations.

            It is the intention of the parties hereto that the Liens in favor of the Administrative Agent on the Collateral shall in all relevant aspects be subject to and governed by said statutes, rules and regulations and that nothing in this Agreement shall be construed to diminish the control exercised by the Obligors except in accordance with the provisions of such statutory requirements, rules and regulations. Each Obligor agrees that upon the request from time to time by the Administrative Agent it will actively pursue obtaining any governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 6.08, including, upon any request of the

Collateral Trustee following an Event of Default, the preparation, signing and filing with (or causing to be prepared, signed and filed with) (i) the FCC of any application or application for consent to the assignment of the FCC Licenses or transfer of control required to be signed by the Borrower or any of its Subsidiaries necessary or appropriate under the FCC's rules and regulations for approval of any sale or transfer of any of the Pledged Interests or the assets of the Borrower or any of its Subsidiaries or any transfer of control in respect of any FCC License, and (ii) the U.S. Department of State pursuant to the International Traffic in Arms Regulations and the U.S. Department of Commerce pursuant to the Export Administration Regulations, as applicable, any application for consent to transfer the Pledged Interests or the assets of the Borrower or any of its Subsidiaries necessary or appropriate under such regulations.

            6.09 Agents and Attorneys-in-Fact. The Collateral Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            6.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            6.11 Additional Obligors. As contemplated in Section 5.11(a) of the Credit Agreement, a new Subsidiary of the Borrower formed or acquired by the Borrower after the date hereof may become a "Subsidiary Guarantor" under the Guarantee Agreement and an "Obligor" under this Agreement and the Intercreditor and Collateral Trust Agreement by executing and delivering to the Administrative Agent and the Collateral Trustee a Guarantee Assumption Agreement in the form of Exhibit F to the Credit Agreement. Accordingly, upon the execution and delivery of any such Guarantee Assumption Agreement by any such Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an "Obligor" for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Guarantee Assumption Agreement.

            6.12 Incorporation by Reference. In acting hereunder, the Collateral Trustee is entitled to all rights, privileges, protections, immunities and indemnities provided to it under the Intercreditor and Collateral Trust Agreement.

            6.13 Covenant of Quiet Enjoyment. The Collateral Trustee hereby agrees that, with respect to any transponder lease or a lease of an Excluded Satellite constituting any Collateral hereunder, the Collateral Trustee shall be deemed to have consented to a covenant of quiet enjoyment in substantially the form of Annex 1 to the Intercreditor and Collateral Trust Agreement, which consent shall be for the benefit of the respective lessee under such lease. The Collateral Trustee hereby consents to the Obligors delivering a copy of this Security Agreement and of said Annex 1 to any lessee party to any such lease to demonstrate the Collateral Trustee's agreement hereunder.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        PANAMSAT CORPORATION


                                        By /s/ Michael J. Inglese
                                           -------------------------------------
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
                                           Name:  Michael J. Inglese

                              SUBSIDIARY GUARANTORS

NET/36, INC.                            PANAMSAT ASIA CARRIER
                                          SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development and               Chief Financial Officer
          Corporate Secretary


PANAMSAT CAPITAL CORPORATION            PANAMSAT CARRIER SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

PANAMSAT COMMUNICATIONS                 PANAMSAT COMMUNICATIONS
  CARRIER SERVICES, INC.                  JAPAN, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PANAMSAT COMMUNICATIONS                 PANAMSAT INDIA, INC.
  SERVICES, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PANAMSAT INDIA MARKETING, L.L.C.        PANAMSAT INTERNATIONAL
                                          HOLDINGS, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Manager                          Title: Senior Vice President and
                                                  Chief Financial Officer


PANAMSAT INTERNATIONAL                  PANAMSAT INTERNATIONAL
  SALES, INC.                             SYSTEMS, INC.

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

PANAMSAT INTERNATIONAL                  PANAMSAT INTERNATIONAL
  SYSTEMS, L.L.C.                         SYSTEMS MARKETING, LLC

By /s/ James W. Cuminale                By /s/ James W. Cuminale
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  James W. Cuminale
   Title: Manager                          Title: Manager


PANAMSAT LICENSEE CORP.                 PANAMSAT MARKETING
                                          CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


PAS INTERNATIONAL                       SERVICE AND EQUIPMENT
  EMPLOYMENT, INC.                        CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary


SOUTHERN SATELLITE CORP.                SOUTHERN SATELLITE
                                          LICENSEE CORPORATION

By /s/ James W. Cuminale                By /s/ Michael J. Inglese
   ---------------------------------       -------------------------------------
   Name:  James W. Cuminale                Name:  Michael J. Inglese
   Title: Executive Vice President -       Title: Senior Vice President and
          Corporate Development,                  Chief Financial Officer
          General Counsel and
          Corporate Secretary

USHI, INC.


By /s/ James W. Cuminale
   ---------------------------------
   Name:  James W. Cuminale
   Title: Executive Vice President -
          Corporate Development,
          General Counsel and
          Corporate Secretary

PANAMSAT INTERNATIONAL
SYSTEMS LIMITED


By /s/ James W. Cuminale
   ---------------------------------
   Name:  James W. Cuminale
   Title: Secretary

                                        THE BANK OF NEW YORK,
                                         as Collateral Trustee


                                        By /s/ Geovanni Barris
                                           -------------------------------------
                                           Title: Vice President
                                           Name:  Geovanni Barris